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                                  EXHIBIT 10.6


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THIS ADDENDUM dated as of March 10, 1998 to the Employment Agreement entered into as of November 11, 1996, as amended as of January 1, 1997.

BETWEEN:                                JAMES A. WYANT, business executive
                                        resident and domiciled in the
                                        Province of Quebec

                                        (the "Senior Executive")

AND:                                    WOOD WYANT INC., a corporation
                                        incorporated under the Canada
                                        Business Corporations Act,
                                        formerly known as 3290441 Canada Inc.

                                        (the "Corporation")

WHEREAS the Senior Executive entered into an employment agreement with G.H. Wood + Wyant Inc. ("GHWW") as of November 11, 1996, as amended as of January 1, 1997 (the "Senior Executive Employment Agreement"), conditional upon the closing of the transaction contemplated in the asset purchase agreement dated as of November 11, 1996 among Wyant Corporation (formerly known as Hosposable Products, Inc.) ("Wyant"), the Corporation and GHWW whereby GHWW agreed to sell all of its business and substantially all of its assets to the Corporation (the "Hosposable Transaction").

WHEREAS pursuant to completion of the Hosposable Transaction on March 18, 1997, the Corporation assumed the obligations of GHWW under the Senior Executive Employment Agreement;

WHEREAS the Senior Executive and the Corporation have agreed to amend the Senior Executive Employment Agreement in the manner herein set forth;

NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

1. SECTION 6 -- BONUS COMPENSATION of the Senior Executive Employment Agreement is hereby amended, effective January 1, 1998, as follows:

              "6.     BONUS COMPENSATION

                      Effective January 1, 1998, in addition to the compensation described in Sections 4.1 and 4.2 above, the Senior Executive shall be entitled to receive bonus compensation annually for each year of the remainder of the Initial Term and for each Renewal Term of his
















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employment with the Corporation. Bonus compensation will be determined as a percentage of the base salary of the Senior Executive for the relevant year based on (i) the actual consolidated net earnings before tax of Wyant ("Wyant's Results") compared with the budgeted consolidated net earnings before tax of Wyant ("Wyant's Budgeted Results") and (ii) the actual consolidated net earnings before tax of the Corporation ("Corporation's Results") compared with the budgeted consolidated net earnings before tax of the Corporation ("Corporation's Budgeted Results") in accordance with the following formula:


6.1  Bonus Entitlement based on Consolidated
     Net Earnings Before Tax of Wyant
     --------------------------------

                       WYANT'S RESULTS AS A            BONUS ENTITLEMENT AS
                      PERCENTAGE OF WYANT'S              A PERCENTAGE OF
                        BUDGETED RESULTS                   BASE SALARY
                      ---------------------            --------------------
                              <100%                             0%
                          100% to <105%                        7.50%
                          105% to <110%                        8.75%
                          110% to <115%                       10.00%
                          115% to <120%                       11.25%
                          120% to <125%                       12.50%
                          125% to <130%                       13.75%
                           130% or more                       15.00%

6.2  Bonus Entitlement based on Consolidated
     Net Earnings Before Tax of the Corporation
     ------------------------------------------

                    CORPORATION'S RESULTS AS A         BONUS ENTITLEMENT AS
                   PERCENTAGE OF CORPORATION'S           A PERCENTAGE OF
                        BUDGETED RESULTS                   BASE SALARY
                      ---------------------            --------------------
                              <100%                             0%
                          100% to <105%                        2.50%
                          105% to <110%                        3.75%
                          110% to <115%                        5.00%
                          115% to <120%                        6.25%
                          120% to <125%                        7.50%
                          125% to <130%                        8.75%
                           130% or more                       10.00%

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          6.3  Wyant's Budgeted Results and Corporation's Budgeted Results
               -----------------------------------------------------------

               "Wyant's Budgeted Results" means the budgeted consolidated net earnings before tax of Wyant approved by Wyant's board of directors, as the same may be amended by Wyant from time to time for purposes of calculating bonus compensation payable to other officers of Wyant to take into account significant acquisitions or divestitures which would materially affect Wyant's performance.

               "Corporation's Budgeted Results" means the budgeted consolidated net earnings before tax of the Corporation approved by the Corporation's board of directors, as the same may be amended from time to time by the Corporation for purposes of calculating bonus compensation payable to other officers of the Corporation to take into account significant acquisitions or divestitures which would materially affect the Corporation "performance".

     2. Save as amended by Section 1 hereof, the Senior Executive Employment Agreement is unamended.

     3. The Senior Executive Agreement is incorporated by reference into this Agreement and the Senior Executive Employment Agreement as so amended constitutes the entire agreement of the Parties hereto with respect to the subject matter hereof.

     4. The Parties have requested that this Agreement be drawn up in the English language. Les parties aux presentes ont demande que cette entente soit redigee en anglais.

     IN WITNESS WHEREOF, the Parties have signed this Agreement as of the date first above written.

                                           -----------------------------------
                                           JAMES A. WYANT

                                           WOOD WYANT INC.

                                           Per: ------------------------------
                                                Donald C. MacMartin, President